Exhibit 10.1

                      AGREEMENT AND PLAN OF REORGANIZATION


          THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") is made this 30th day of March, 1999, among Chandelier Business Services, Inc., a Nevada corporation ("Chandelier"); Internet Marketing, Inc., a Texas corporation ("Internet Marketing"); the initial Internet Marketing stockholders (the "Internet Marketing Stockholders"); and the Internet Marketing subscribers (the "Internet Marketing Subscribers") of common stock of Internet Marketing; all of whom are listed on Exhibit A hereto and who execute and deliver a copy of the Plan (sometimes, collectively, the "Internet Marketing Stockholders").

                              W I T N E S S E T H:

                                    RECITALS
                                    --------

          WHEREAS, the respective Boards of Directors of Chandelier and Internet Marketing and the Internet Marketing Stockholders have adopted resolutions pursuant to which Chandelier shall acquire and Internet Marketing Stockholders shall exchange 100% of the outstanding common stock and subscriptions to purchase common stock of Internet Marketing; and

          WHEREAS, the sole consideration for 100% interest in Internet Marketing shall be the exchange of $0.001 par value common stock of Chandelier (which shares are all "restricted securities" as defined in Rule 144 of the Securities and Exchange Commission) as outlined in Exhibit A; and

          WHEREAS, the Internet Marketing Stockholders shall acquire in exchange the "restricted securities" of Chandelier in a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended;

          NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, it is agreed:

                                    Section 1

                                Exchange of Stock
                                -----------------

          1.1     Number of Shares.  The Internet Marketing Stockholders and the
                  ----------------
Internet Marketing Subscribers respectively agree to transfer to Chandelier at the closing (the "Closing") 100% of the outstanding securities and subscriptions to purchase securities of Internet Marketing, listed in Exhibit A, which is attached hereto and incorporated herein by reference (the "Internet Marketing Shares"), in exchange, respectively, for 6,072,000 shares of common stock of Chandelier (for the outstanding securities of Internet Marketing), and 428,000 shares of common stock of Chandelier (for the outstanding subscriptions). Taking into account (i) these shares (collectively, 6,500,000 shares); (ii) the current outstanding shares of Chandelier (2,546,000 shares) and the shares to be canceled as outlined in Section 1.5 below (546,000 shares); (iii) and the shares to be issued to a financial consultant or its designees as outlined in Section
1.6 below (1,000,000 shares); there will be 9,500,000 outstanding shares of the reorganized Chandelier on the Closing. The exchange shall be on a basis of one share of Chandelier for each of the Internet Marketing Shares, provided, however, Bill J. Rogers, the President and a director of Internet Marketing, shall receive 28,000 less shares due to an over subscription in the subscriptions of Internet Marketing, by agreement with Mr. Rogers.

          1.2     Delivery  of  Certificates by Internet Marketing Stockholders.
                  -------------------------------------------------------------
The transfer of the Internet Marketing Shares by the Internet Marketing Stockholders shall be effected by the delivery to Chandelier at the Closing of stock certificate or certificates representing the transferred shares duly endorsed in blank or accompanied by stock powers executed in blank with all signatures witnessed or guaranteed to the satisfaction of Chandelier and with all necessary transfer taxes and other revenue stamps affixed and acquired at the Internet Marketing Stockholders' expense. Since Internet Marketing Shares have not been issued to the Internet Marketing Subscribers, who subscribed with the understanding that the Plan would be completed and each would receive the number of shares subscribed for in the reorganized Chandelier, the signed Counterpart Signature Page to the Plan of the Internet Marketing Subscribers, together with Chandelier's acceptance thereof at the Closing, shall be sufficient to transfer the equity interest in Internet Marketing of the Internet Marketing Subscribers to Chandelier.

          1.3     Further  Assurances.  At  the  Closing  and  from time to time
                  -------------------
thereafter, the Internet Marketing Stockholders and the Internet Marketing Subscribers shall execute such additional instruments and take such other action as Chandelier may request in order to exchange and transfer clear title and ownership in the Internet Marketing Shares to Chandelier.

          1.4     Resignations  of  Present Directors and Executive Officers and
                  --------------------------------------------------------------
Designation  of  New  Directors  and  Executive  Officers.  On Closing, the sole
 --------------------------------------------------------
present director and executive officer of Chandelier, York K. Chandler, shall designate the directors and executive officers nominated by Internet Marketing to serve in his place and stead, until the next respective annual meetings of the stockholders and the Board of Directors of Chandelier, and until their respective successors shall be elected and qualified or until their respective prior resignations or terminations, who shall be: Bill J. Rogers, President, CEO and Director; Thomas J. Devine, Director; Richard A. Randall, Comptroller and CFO; Wajed (Roger) Salam, Director; William W. Sherrill, Director; Andrew M. Dubinsky, Director; and Felix L. Kelley, Jr., Secretary/Treasurer; and then, Mr. Chandler shall resign.

          1.5     Cancellation  of Certain Pre-Plan Shares.  In consideration of
                  ----------------------------------------
the Plan, York K. Chandler, President and a director of Chandelier, shall convey to Chandelier simultaneous with the Closing, 546,000 shares of common stock of Chandelier which are owned by him, for cancellation.

          1.6     Financial  Consultant's  Compensation.  In  consideration  of
                  -------------------------------------
services rendered in connection with the negotiation and Closing of the Plan, simultaneous with the Closing, Chandelier shall issue 1,000,000 shares of its "restricted securities" (common stock) to Eurotrade Financial, Inc. or its designees.

          1.7     Change  of Name.   Simultaneous with the Closing of this Plan,
                  ---------------
the Board of Directors of Chandelier, with the written consent of York K. Chandler, its majority stockholder, shall adopt the resolutions necessary to amend Chandelier's Articles of Incorporation to change its name to "Internet Marketing, Inc."

          1.8     Assets  and  Liabilities of Chandelier at Closing.  Chandelier
                  -------------------------------------------------
shall have no material assets and no liabilities at Closing, and all costs incurred by Chandelier incident to the Plan shall have been paid or satisfied.

          1.9     Limitation  on  Reverse  Splits.  Without  the  prior  written
                  -------------------------------
consent of the current members of the Board of Directors of Chandelier, no reverse split of the outstanding voting securities of Chandelier shall be effected following the Closing, for a period of not less than 12 months.

          1.10     Closing.  The  Plan will be deemed to be completed on receipt
                   -------
of the signatures of Internet Marketing Stockholders or Internet Marketing Subscribers collectively owning or having rights to acquire not less that 80% of the Internet Marketing Shares.

                                    Section 2

                                     Closing
                                     -------

          The Closing contemplated by Section 1 shall be held at the offices of Leonard W. Burningham, Esq., Suite 205 Hermes Building, 455 East 500 South, Salt Lake City, Utah 84111, on or before ten days following the execution and delivery of this Plan, unless another place or time is agreed upon in writing by the parties. The Closing may be accomplished by wire, express mail or other courier service, conference telephone communications or as otherwise agreed by the respective parties or their duly authorized representatives.

                                    Section 3

                  Representations and Warranties of Chandelier
                  --------------------------------------------

          Chandelier represents and warrants to, and covenants with, the Internet Marketing Stockholders, the Internet Marketing Subscribers and Internet Marketing as follows:

          3.1     Corporate Status.  Chandelier is a corporation duly organized,
                  ----------------
validly existing and in good standing under the laws of the State of Nevada and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary (Nevada only.) Chandelier is a publicly held company, having previously and lawfully offered and sold a portion of its securities in accordance with applicable federal and state securities laws, rules and regulations. Chandelier's common stock is quoted on the OTC Bulletin Board of the National Association of Securities Dealers, Inc. (the "NASD") under the symbol "CHBD."

          3.2     Capitalization.  The current pre-Plan authorized capital stock
                  --------------
of Chandelier consists of 25,000,000 shares of $0.001 par value common voting stock, of which 2,546,000 shares are issued and outstanding, all fully paid and non-assessable. Except as otherwise provided herein, there are no outstanding options, warrants or calls pursuant to which any person has the right to purchase any authorized and unissued common stock of Chandelier.

          3.3     Financial  Statements.  The financial statements of Chandelier
                  ---------------------
furnished to the Internet Marketing Stockholders and Internet Marketing, consisting of audited financial statements for the years ended January 31, 1999 and 1998, attached hereto as Exhibit B and incorporated herein by reference, are correct and fairly present the financial condition of Chandelier at such dates and for the periods involved; such statements were prepared in accordance with generally accepted accounting principles consistently applied, and no material change has occurred in the matters disclosed therein, except as indicated in Exhibit C, which is attached hereto and incorporated herein by reference. Such financial statements do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

          3.4     Undisclosed Liabilities.  Chandelier has no liabilities of any
                  -----------------------
nature except to the extent reflected or reserved against in its balance sheets, whether accrued, absolute, contingent or otherwise, including, without limitation, tax liabilities and interest due or to become due, except as set forth in Exhibit C.

          3.5     Interim Changes.  Since the date of its balance sheets, except
                  ---------------
as set forth in Exhibit C, there have been no (1) changes in financial condition, assets, liabilities or business of Chandelier which, in the aggregate, have been materially adverse; (2) damages, destruction or losses of or to property of Chandelier, payments of any dividend or other distribution in respect of any class of stock of Chandelier, or any direct or indirect redemption, purchase or other acquisition of any class of any such stock; or (3) increases paid or agreed to in the compensation, retirement benefits or other commitments to its employees.

          3.6     Title  to  Property.  Chandelier has good and marketable title
                  -------------------
to all properties and assets, real and personal, reflected in Chandelier's balance sheets, and the properties and assets of Chandelier are subject to no mortgage, pledge, lien or encumbrance, except for liens shown therein or in Exhibit C, with respect to which no default exists.

          3.7     Litigation.  There  is no litigation or proceeding pending, or
                  ----------
to the knowledge of Chandelier, threatened, against or relating to Chandelier, its properties or business, except as set forth in Exhibit C. Further, no officer, director or person who may be deemed to be an affiliate of Chandelier is party to any material legal proceeding which could have an adverse effect on Chandelier (financial or otherwise), and none is party to any action or proceeding wherein any has an interest adverse to Chandelier.

          3.8     Books and Records.  From the date of this Plan to the Closing,
                  -----------------
Chandelier will (1) give to the Internet Marketing Stockholders and Internet Marketing or their respective representatives full access during normal business hours to all of Chandelier's offices, books, records, contracts and other corporate documents and properties so that the Internet Marketing Stockholders and Internet Marketing or their respective representatives may inspect and audit them; and (2) furnish such information concerning the properties and affairs of Chandelier as the Internet Marketing Stockholders and Internet Marketing or their respective representatives may reasonably request.

          3.9     Tax  Returns.  Chandelier  has  filed  all  federal  and state
                  ------------
income or franchise tax returns required to be filed or has received currently effective extensions of the required filing dates.

          3.10     Confidentiality.  Until  the Closing (and thereafter if there
                   ---------------
is no Closing), Chandelier and its representatives will keep confidential any information which they obtain from the Internet Marketing Stockholders or from Internet Marketing concerning the properties, assets and business of Internet Marketing. If the transactions contemplated by this Plan are not consummated by April 9, 1999, Chandelier will return to Internet Marketing all written matter with respect to Internet Marketing obtained by Chandelier in connection with the negotiation or consummation of this Plan.

          3.11     Corporate Authority.  Chandelier has full corporate power and
                   -------------------
authority to enter into this Plan and to carry out its obligations hereunder and will deliver to the Internet Marketing Stockholders and Internet Marketing or their respective representatives at the Closing a certified copy of resolutions of its Board of Directors authorizing execution of this Plan by Chandelier's officers and performance thereunder, and that the sole director adopting and delivering such resolutions is the duly elected and incumbent director of Chandelier.

          3.12     Due Authorization.  Execution of this Plan and performance by
                   -----------------
Chandelier hereunder have been duly authorized by all requisite corporate action on the part of Chandelier, and this Plan constitutes a valid and binding obligation of Chandelier and performance hereunder will not violate any provision of the Articles of Incorporation, Bylaws, agreements, mortgages or other commitments of Chandelier.

          3.13     Environmental  Matters.  Chandelier  has  no knowledge of any
                   ----------------------
assertion by any governmental agency or other regulatory authority of any environmental lien, action or proceeding, or of any cause for any such lien, action or proceeding related to the business operations of Chandelier or Chandelier' predecessors. In addition, to the best knowledge of Chandelier, there are no substances or conditions which may support a claim or cause of action against Chandelier or any of Chandelier' current or former officers, directors, agents or employees, whether by a governmental agency or body, private party or individual, under any Hazardous Materials Regulations. "Hazardous Materials" means any oil or petrochemical products, PCB's, asbestos, urea formaldehyde, flammable explosives, radioactive materials, solid or hazardous wastes, chemicals, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," or "toxic substances" under any applicable federal or state laws or regulations. "Hazardous Materials Regulations" means any regulations governing the use, generation, handling, storage, treatment, disposal or release of hazardous materials, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act and the Federal Water Pollution Control Act.

          3.14     Access  to  Information  Regarding  Internet  Marketing.
                   -------------------------------------------------------
Chandelier acknowledges that it has been delivered copies of what has been represented to be documentation containing all material information respecting Internet Marketing and Internet Marketing's present and contemplated business operations, potential acquisitions, management and other factors; that it has had a reasonable opportunity to review such documentation and discuss it, to the extent desired, with its legal counsel, directors and executive officers; that it has had, to the extent desired, the opportunity to ask questions of and receive responses from the directors and executive officers of Internet Marketing, and with the legal and accounting firms of Internet Marketing, with respect to such documentation; and that to the extent requested, all questions raised have been answered to Chandelier's complete satisfaction.

                                    Section 4

         Representations, Warranties and Covenants of Internet Marketing
         ---------------------------------------------------------------
                     and the Internet Marketing Stockholders
                     ---------------------------------------

          Internet Marketing and the Internet Marketing Stockholders (Sections 4.1, 4.11, 4.12 and 4.15 are the only representations of the Internet Marketing Subscribers) represent and warrant to, and covenant with, Chandelier as follows:

          4.1     Ownership.  Internet  Marketing  Stockholders own the Internet
                  ---------
Marketing Shares, free and clear of any liens or encumbrances of any type or nature whatsoever, and each has full right, power and authority to convey the Internet Marketing Shares owned without qualification.

          4.2     Corporate  Status.  Internet  Marketing  is a corporation duly
                  -----------------
organized, validly existing and in good standing under the laws of the State of Texas and is licensed or qualified as a foreign corporation in all states or foreign countries and provinces in which the nature of Internet Marketing's business or the character or ownership of Internet Marketing properties makes such licensing or qualification necessary.

          4.3     Capitalization.  The  authorized  capital  stock  of  Internet
                  --------------
Marketing consists of 100,000,000 shares of common stock, par value $0.001 per share, of which 6,100,000 shares are issued and outstanding, all fully paid and non-assessable; and 10,000,000 shares of preferred stock, par value $0.001 per share, of which no shares are issued and outstanding. Except for the subscriptions of the Internet Marketing Subscribers referred to elsewhere herein, there are no outstanding options, warrants or calls pursuant to which any person has the right to purchase any other securities of Internet Marketing.

Internet Marketing has received subscriptions in the total amount of $214,000, representing the agreement to purchase 428,000 post-Plan shares of common stock of Chandelier. The amount of pre-Plan subscriptions was contemplated to be for 400,000 shares, and because of the over subscription, Bill J. Rogers has agreed to deduct the additional 28,000 shares which were over subscribed from the shares of common stock he is to receive under the Plan.

          4.4     Financial  Statements.  The  financial  statements of Internet
                  ---------------------
Marketing furnished to Chandelier, consisting of unaudited financial statements from July 27, 1998 (date of inception) through December 31, 1998, attached hereto as Exhibit D and incorporated herein by reference, are correct and fairly present the financial condition of Internet Marketing as of these dates and for the periods involved, and such statements were prepared in accordance with generally accepted accounting principles consistently applied, and no material change has occurred in the matters disclosed therein, except as indicated in Exhibit E, which is attached hereto and incorporated herein by reference. These financial statements do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

          4.5     Undisclosed  Liabilities.  Internet  Marketing has no material
                  ------------------------
liabilities of any nature except to the extent reflected or reserved against in the balance sheet, whether accrued, absolute, contingent or otherwise, including, without limitation, tax liabilities and interest due or to become due, except as set forth in Exhibit E attached hereto and incorporated herein by reference.

          4.6     Interim  Changes.  Since the date of the balance sheet, except
                  ----------------
as set forth in Exhibit E, there have been no (1) changes in the financial condition, assets, liabilities or business of Internet Marketing, in the aggregate, have been materially adverse; (2) damages, destruction or loss of or to the property of Internet Marketing, payment of any dividend or other distribution in respect of the capital stock of Internet Marketing, or any direct or indirect redemption, purchase or other acquisition of any such stock; or (3) increases paid or agreed to in the compensation, retirement benefits or other commitments to their employees.

          4.7     Title to Property.  Internet Marketing has good and marketable
                  -----------------
title to all properties and assets, real and personal, proprietary or otherwise, reflected in the balance sheet, and the properties and assets of Internet
Marketing are subject to no mortgage, pledge, lien or encumbrance, except as reflected in the balance sheet or in Exhibit E, with respect to which no default exists.

          4.8     Litigation.  There  is no litigation or proceeding pending, or
                  ----------
to the knowledge of Internet Marketing, threatened, against or relating to Internet Marketing or its properties or business, except as set forth in Exhibit
E. Further, no officer, director or person who may be deemed to be an affiliate of Internet Marketing is party to any material legal proceeding which could have an adverse effect on Internet Marketing (financial or otherwise), and none is party to any action or proceeding wherein any has an interest adverse to Internet Marketing.

          4.9     Books and Records.  From the date of this Plan to the Closing,
                  -----------------
the Internet Marketing Stockholders will cause Internet Marketing to (1) give to Chandelier and its representatives full access during normal business hours to all of its offices, books, records, contracts and other corporate documents and properties so that Chandelier may inspect and audit them; and (2) furnish such information concerning the properties and affairs of Internet Marketing as Chandelier may reasonably request.

          4.10     Tax  Returns.  Internet  Marketing  has filed all federal and
                   ------------
state income or franchise tax returns required to be filed or has received currently effective extensions of the required filing dates.

          4.11     Confidentiality.  Until  the  Closing  (and  continuously  if
                   ---------------
there is no Closing), Internet Marketing, the Internet Marketing Stockholders and their representatives will keep confidential any information which they obtain from Chandelier concerning its properties, assets and business. If the transactions contemplated by this Plan are not consummated by April 9, 1999, Internet Marketing and the Internet Marketing Stockholders will return to Chandelier all written matter with respect to Chandelier obtained by them in connection with the negotiation or consummation of this Plan.

          4.12     Investment  Intent.  The  Internet Marketing Stockholders are
                   ------------------
acquiring the shares to be exchanged and delivered to them under this Plan for investment and not with a view to the sale or distribution thereof, and the Internet Marketing Stockholders have no commitment or present intention to liquidate the Company or to sell or otherwise dispose of the Chandelier shares. The Internet Marketing Stockholders shall execute and deliver to Chandelier on the Closing an Investment Letter attached hereto as Exhibit F and incorporated herein by reference, acknowledging the "unregistered" and "restricted" nature of the shares of Chandelier being received under the Plan in exchange for the Internet Marketing Shares; receipt of certain material information regarding Chandelier; and compromising and/or waiving any claims any has or may have against Internet Marketing by reason of the purchase of any securities of Internet Marketing by each or any of them prior to the Closing of the Plan

          4.13     Corporate  Authority.  Internet  Marketing has full corporate
                   --------------------
power and authority to enter into this Plan and to carry out its obligations hereunder and will deliver to Chandelier or its representative at the Closing a certified copy of resolutions of its Board of Directors authorizing execution of this Plan by its officers and performance thereunder.

          4.14     Due Authorization.  Execution of this Plan and performance by
                   -----------------
Internet Marketing hereunder have been duly authorized by all requisite corporate action on the part of Internet Marketing, and this Plan constitutes a valid and binding obligation of Internet Marketing and performance hereunder will not violate any provision of the Articles of Incorporation, Bylaws, agreements, mortgages or other commitments of Internet Marketing.

          4.15     Environmental  Matters.  Internet  Marketing and the Internet
                   ----------------------
Marketing Stockholders have no knowledge of any assertion by any governmental agency or other regulatory authority of any environmental lien, action or proceeding, or of any cause for any such lien, action or proceeding related to the business operations of Internet Marketing or its predecessors. In addition, to the best knowledge of Internet Marketing, there are no substances or conditions which may support a claim or cause of action against Internet

Marketing or any of its current or former officers, directors, agents, employees or predecessors, whether by a governmental agency or body, private party or individual, under any Hazardous Materials Regulations. "Hazardous Materials" means any oil or petrochemical products, PCB's, asbestos, urea formaldehyde, flammable explosives, radioactive materials, solid or hazardous wastes, chemicals, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," or "toxic substances" under any applicable federal or state laws or regulations. "Hazardous Materials Regulations" means any regulations governing the use, generation, handling, storage, treatment, disposal or release of hazardous materials, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act and the Federal Water Pollution Control Act.

          4.15     Access  to  Information  Regarding  Chandelier.  Internet
                   ----------------------------------------------
Marketing and the Internet Marketing Stockholders acknowledge that they have been delivered copies of what has been represented to be documentation containing all material information respecting Chandelier and its present and contemplated business operations, potential acquisitions, management and other factors; that they have had a reasonable opportunity to review such documentation and discuss it, to the extent desired, with their legal counsel, directors and executive officers; that they have had, to the extent desired, the opportunity to ask questions of and receive responses from the directors and executive officers of Chandelier, and with the legal and accounting firms of Chandelier, with respect to such documentation; and that to the extent requested, all questions raised have been answered to their complete satisfaction.

                                    Section 5

            Conditions Precedent to Obligations of Internet Marketing
            ---------------------------------------------------------
                     and the Internet Marketing Stockholders
                     ---------------------------------------

          All obligations of Internet Marketing and the Internet Marketing Stockholders under this Plan are subject, at their option, to the fulfillment, before or at the Closing, of each of the following conditions:

          5.1     Representations  and  Warranties  True  at  Closing.  The
                  ---------------------------------------------------
representations and warranties of Chandelier contained in this Plan shall be deemed to have been made again at and as of the Closing and shall then be true in all material respects and shall survive the Closing.

          5.2     Due Performance.  Chandelier shall have performed and complied
                  ---------------
with all of the terms and conditions required by this Plan to be performed or complied with by it before the Closing.

          5.3     Officers'  Certificate.  Internet  Marketing  and the Internet
                  ----------------------
Marketing Stockholders shall have been furnished with a certificate signed by the President of Chandelier, in such capacity, attached hereto as Exhibit G and incorporated herein by reference, dated as of the Closing, certifying (1) that all representations and warranties of Chandelier contained herein are true and correct; and (2) that since the date of the financial statements (Exhibit B hereto), there has been no material adverse change in the financial condition, business or properties of Chandelier, taken as a whole.

          5.4     Opinion  of Counsel of Chandelier.  Internet Marketing and the
                  ---------------------------------
Internet Marketing Stockholders shall have received an opinion of counsel for Chandelier, dated as of the Closing, to the effect that (1) the representations of Sections 3.1, 3.2 and 3.11 are correct; (2) except as specified in the opinion, counsel knows of no inaccuracy in the representations in 3.5, 3.6 or 3.7; and (3) the shares of Chandelier to be issued to the Internet Marketing Stockholders under this Plan will, when so issued, be validly issued, fully paid and non-assessable.

          5.5     Assets  and  Liabilities  of  Chandelier.  Unless  otherwise
                  ----------------------------------------
agreed, Chandelier shall have no assets and no liabilities at Closing, and all costs, expenses and fees incident to the Plan shall have been paid.

          5.6     Resignation  of  Directors  and  Executive  Officers  and
                  ---------------------------------------------------------
Designation  of New Directors and Executive Officers.  The present sole director
         -------------------------------------------
and executive officer of Chandelier shall resign, and shall have designated nominees of Internet Marketing as outlined in Section 1.4 hereof as directors and executive officers of Chandelier to serve in his place and stead, until the next respective annual meetings of the stockholders and Board of Directors of Chandelier, and until their respective successors shall be elected and qualified or until their respective prior resignations or terminations.

          5.7     Name  Change  of  Chandelier,  Cancellation  of  Pre-Plan
                  ---------------------------------------------------------
Outstanding  Shares and Issuance of Compensation Shares.   Simultaneous with the
          ---------------------------------------------
Closing of this Plan, (i) Chandelier and its majority stockholder shall have adopted such resolutions as are necessary for the purpose of amending its Articles of Incorporation to change the name of Chandelier to "Internet Marketing, Inc."; (ii) to cause the shares of common stock as outlined in
Section 1.5 hereof to be canceled; and (iii) to cause the shares of common stock outlined in Section 1.6 hereof to be issued as fully paid and non-assessable shares.

                                    Section 6

                Conditions Precedent to Obligations of Chandelier
                -------------------------------------------------

          All obligations of Chandelier under this Plan are subject, at Chandelier's option, to the fulfillment, before or at the Closing, of each of the following conditions:

          6.1     Representations  and  Warranties  True  at  Closing.  The
                  ---------------------------------------------------
representations and warranties of Internet Marketing and the Internet Marketing Stockholders contained in this Plan shall be deemed to have been made again at and as of the Closing and shall then be true in all material respects and shall survive the Closing.

          6.2     Due  Performance.  Internet  Marketing  and  the  Internet
                  ----------------
Marketing Stockholders shall have performed and complied with all of the terms and conditions required by this Plan to be performed or complied with by them before the Closing.

          6.3     Officers'  Certificate.  Chandelier  shall have been furnished
                  ----------------------
with a certificate signed by the President of Internet Marketing, in such capacity, attached hereto as Exhibit H and incorporated herein by reference, dated as of the Closing, certifying (1) that all representations and warranties of Internet Marketing and the Internet Marketing Stockholders contained herein are true and correct; and (2) that since the date of the financial statements (Exhibit D), there has been no material adverse change in the financial condition, business or properties of Internet Marketing, taken as a whole.

          6.4     Books and Records.  The Internet Marketing Stockholders or the
                  -----------------
Board of Directors of Internet Marketing shall have caused Internet Marketing to make available all books and records of Internet Marketing, including minute books and stock transfer records; provided, however, only to the extent requested in writing by Chandelier at Closing.

                                    Section 7

                                   Termination
                                   -----------

          Prior to Closing, this Plan may be terminated (1) by mutual consent in writing; (2) by either the sole director of Chandelier or Internet Marketing and the Internet Marketing Stockholders if there has been a material misrepresentation or material breach of any warranty or covenant by the other party; or (3) by either the sole director of Chandelier or Internet Marketing and the Internet Marketing Stockholders if the Closing shall not have taken place, unless adjourned to a later date by mutual consent in writing, by the date fixed in Section 2.

                                    Section 8

                               General Provisions
                               ------------------

          8.1     Further Assurances.  At any time, and from time to time, after
                  ------------------
the Closing, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Plan.

          8.2     Waiver.  Any failure on the part of any party hereto to comply
                  ------
with any of Chandelier obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

          8.3     Brokers.  Each party represents to the other parties hereunder
                  -------
that no broker or finder has acted for it in connection with this Plan, and agrees to indemnify and hold harmless the other parties against any fee, loss or expense arising out of claims by brokers or finders employed or alleged to have been employed by he/she/it.

          8.4     Notices.  All notices and other communications hereunder shall
                  -------
be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class registered or certified mail, return receipt requested, as follows:

               If  to  Chandelier:          935  East  Northcliffe  Drive
                                            Salt  Lake  City,  Utah  84103

               If to Internet Marketing:    552  Rancho  Bauer,  Suite  100
                                            Houston,  Texas  77079


               With  a  copy  to:           Leonard  W.  Burningham,  Esq.
                                            455  East  500  South,  #205
                                            Salt  Lake  City,  Utah  84111

               If to the Internet Marketing
               Stockholders:                To the addresses listed on Exhibit A


          8.5     Entire  Agreement.  This Plan constitutes the entire agreement
                  -----------------
between the parties and supersedes and cancels any other agreement, representation or communication, whether oral or written, between the parties hereto relating to the transactions contemplated herein or the subject matter hereof.

          8.6     Headings.  The  section  and  subsection headings in this Plan
                  --------
are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Plan.

          8.7     Governing  Law.  This  Plan shall be governed by and construed
                  --------------
and enforced in accordance with the laws of the State of Nevada, except to the extent pre-empted by federal law, in which event (and to that extent only), federal law shall govern.

          8.8     Assignment.  This  Plan  shall inure to the benefit of, and be
                  ----------
binding  upon,  the  parties  hereto  and  their  successors  and  assigns.

          8.9     Counterparts.  This Plan may be executed simultaneously in two
                  ------------
or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          8.10     Default.  In  the  event  of  any  default  hereunder,  the
                   -------
prevailing party in any action to enforce the terms and provisions hereof shall be entitled to recover reasonable attorney's fees and related costs.

                    IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Reorganization effective the day and year first above written.

                                     CHANDELIER  BUSINESS  SERVICES,  INC.
Date:  3-30-99                       By     /s/  York  Chandler
                                     York  K.  Chandler,  President



                                     INTERNET  MARKETING,  INC.
Date:  3-30-99                       By     /s/  Bill  J.  Rogers
                                     Bill  J.  Rogers,  President


                                     INTERNET  MARKETING,  INC.
                                     STOCKHOLDERS


Date:  3-30-99                       /s/  Bill  J.  Rogers
                                     Bill  J.  Rogers

Dated:  3-29-99                      /s/  Thomas  Devine
                                     Thomas  Devine

Dated:  3-29-99                      /s/  Andrew  M.  Dubinsky
                                     Andrew  M.  Dubinsky

Dated:  3-29-99                      /s/  L  &  J FAMILY LIMITED PARTNERSHIP
                                     By  /s/  W.  Salem
                                     W.  Salem

Dated:  March 29, 1999               /s/  William  Sherril
                                     William  Sherrill


Dated:  03/29/99                     AMENS  FAMILY  LIMITED  PARTNERSHIP
                                     By:  /s/  R.  A.  Randall,  G.P.
                                     R.  A.  Randall,  G.P.


Dated:  3-29-99                      /s/  Felix  Kelley
                                     Felix  Kelley

Form  of:

                      AGREEMENT AND PLAN OF REORGANIZATION
                           COUNTERPART SIGNATURE PAGE


          This Counterpart Signature Page for that certain AGREEMENT AND PLAN OF Reorganization (the "Agreement") dated as of the ____ day of March, 1999, among Chandelier Business Services, Inc., a Nevada corporation ("Chandelier");
Internet Marketing, Inc., a Texas corporation ("Internet Marketing"); the initial Internet Marketing stockholders (the "Internet Marketing Stockholders"); and the Internet Marketing subscribers (the "Internet Marketing Subscribers") of common stock of Internet Marketing, who are signatories thereto, is executed by the undersigned, an Internet Marketing Subscriber as of the date first written above. The undersigned, through execution and delivery of this Counterpart Signature page, intends to be legally bound by the terms of the Agreement.



                              _______________________________________
                              Name  (Please  Print)